Capital management	12 Months Ended
Dec. 31, 2017
Capital management
24. Capital management
The Board’s policy is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the business. The capital of the Company consists of equity attributable to Nevsun shareholders and amounts related to non-controlling interest.
The Company manages its capital structure and makes adjustments in light of the changes in its economic environment and the risk characteristics of the Company’s assets. To effectively manage the Company’s capital requirements, the Company has in place a planning, budgeting and forecasting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives.